SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2007

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Sky Financial Group, Inc. has called for redemption and will redeem on July 1, 2007 (the “Redemption Date”), all of its 9.875% Junior Subordinated Deferrable Interest Debentures due February 1, 2027 (the “First Western Debentures”) and its 10.20% Junior Subordinated Debentures due June 1, 2027 (the “Mid Am Debentures”). The redemption price for the First Western Debentures will be 104.938% of the principal amount plus accrued and unpaid interest to the Redemption Date. Sky Financial Group, Inc. expects to pay $1,060,492.71 for the accrued and unpaid interest payment, plus a payment of $27,046,720.12 for the principal amount to be redeemed on that date. The redemption price for the Mid Am Debentures will be 105.10% of the principal amount redeemed plus any accrued and unpaid interest to the Redemption Date. Sky Financial Group, Inc. expects to pay $207,833.50 for the accrued and unpaid interest payment, plus a payment of $ 25,698,001 for the principal amount to be redeemed on that date. These amounts will be funded from the registrant’s general corporate reserves. Interest on the Debentures will cease to accrue on the Redemption Date.

The First Western Debentures were issued to First Western Capital Trust I on February 11, 1997, by First Western Bancorp, Inc., which merged with and into Sky Financial Group, Inc. on April 30, 2002. The redemption of the First Western Debentures has triggered the mandatory redemption of the Common Securities and the Capital Securities issued by First Western Capital Trust I.

The Mid Am Debentures were issued to Mid Am Capital Trust I on May 23, 1997, by Mid Am, Inc., which merged with and into Citizens Bancshares, Inc. on October 2, 1998, at which time it changed its legal name to Sky Financial Group, Inc. The redemption of the Mid Am Debentures has triggered the mandatory redemption of the Common Securities and the Capital Securities issued by Mid Am Capital Trust I.

On June 1, 2007, The Bank of New York, as Institutional Trustee for both First Western Capital Trust I and Mid Am Capital Trust I, gave Notice of Redemption to the respective holders that the Common Securities and Capital Securities (collectively, the “Securities”) will be redeemed in full on the Redemption Date (July 1, 2007). For the Securities issued by First Western Capital Trust I, the Redemption Price will be 104.938% of the principal amount redeemed plus accrued and unpaid interest to the Redemption Date. For the Securities issues by Mid Am Capital Trust I, the Redemption Price will be 105.10% of the principal amount redeemed plus any accrued and unpaid interest to the Redemption Date. For all Securities, the Redemption Price will become due and payable upon each of the Securities to be redeemed and Distributions will cease to accrue on the Redemption Date. In order to receive payment of the Redemption Price, the Securities Certificates must be presented and surrendered to the Institutional Trustee in accordance with the instructions set forth in the Notice of Redemption provided to the holders of the Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Dated: June 1, 2007	BY:	/s/ C. J. Keller Smith
C. J. Keller Smith
VP/Associate Counsel